SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 3-52472

Date of Report: May 30, 2007

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD.

(Exact name of registrant as specified in its charter)

Delaware	58-2258912
(State of Other Jurisdiction of Incorporation or organization)	(I.R.S.Employer Identification No.)

238 Jianxindong Street, Laizhou, Shandong Province, P.R. China
(Address of principal executive offices)	Zip Code

011-86451-8271-3712

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Appointment of Certain Officers

On May 30, 2007 Sanncy Zeng resigned from her position as a member of Shandong Zhouyuan’s Board of Directors and from her position as its Chief Financial Officer.

On the same date, the Board of Directors elected Zhang Chunman to serve as the Chief Financial Officer.  Information about Mr. Zhang follows:

Zhang Chunman served as Chief Financial Officer for Shandong Zhouyuan from 2005 until February 2007.  From 2004 Mr. Zhang was also employed as the Chief Financial Officer of Heilongjiang Pingchuan, which was an affiliate of Shandong Zhouyuan until February 2007.  From 2003 to 2004, Mr. Zhang was the Financial Manager for Harbin Lingfeng Medicine, Inc., a pharmaceutical company.  From 2001 to 2003, Mr. Zhang was employed as Financial Manager for the Heilongjiang Supply and Sales Cooperation Foreign Trade Company.  Mr. Zhang is 45 years old.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHANDONG ZHOUYUAN SEED AND NURSERY CO, LTD.

Dated:  June 15, 2007

By: /s/  Wang Zhigang

      Wang Zhigang, Chief Executive Officer